                                                                    Exhibit 99.1

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

                         REVISED Computational Materials
                         -------------------------------

                           $650,000,000 (approximate)

                                 [CONSECO LOGO]


                      Conseco Finance Securitizations Corp.

                                     Seller


                              Conseco Finance Corp.

                                    Servicer

      Certificates for Home Equity and Home Improvement Loans Series 2001-B

--------------------------------------------------------------------------------
The analysis in this report is based on information provided by Conseco Finance Securitizations Corp. (the "Seller"). Deutsche Banc Alex. Brown Inc. ("DBAB") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBAB and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBAB is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBAB in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBAB nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBAB AND NOT BY THE SELLER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBAB IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE SELLER IN CONNECTION WITH THE PROPOSED TRANSACTION.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

                         TERM SHEET DATED April 23, 2001
                      Conseco Finance Securitizations Corp.
     Certificates for Home Equity and Home Improvement Loans, Series 2001-B
                           $650,000,000 (Approximate)
                               Subject to Revision

SELLER:               Conseco Finance Securitizations Corp.
SERVICER:             Conseco Finance Corp. ("Conseco")
TRUSTEE:              U.S. Bank Trust National Association, St. Paul, Minnesota
LEAD UNDERWRITER:     Deutsche Banc Alex. Brown
CO-UNDERWRITERS:      Credit Suisse First Boston
                      Lehman Brothers
                      Merrill Lynch & Co.

----------- ------------- --------- --------- ---------- ----------- ------------ ------------- ---------------------------
                                       Est.      Est.    Est. Prin.   Est. Prin.   Expected
                                       WAL       WAL      Window       Window        Final            Expected Ratings
               Approx.                (yrs)     (yrs)      (mos)        (mos)       Payment     -------- ---------- -------
   Class        Size        Type     Call(1)   Maturity   Call(1)      Maturity   Date (to call)  S&P     Moody's    Fitch
----------- ------------- --------- --------- ---------- ----------- ------------ ------------- -------- ---------- -------
Group I
-------
I-A-1A       150,000,000   SEN/SEQ     3.17      3.42      1 - 95       1 - 201     04/2009       AAA       Aaa      AAA
I-A-1        113,598,000   SEN/SEQ     0.90      0.90      1 - 19       1 - 19      12/2002       AAA       Aaa      AAA
I-A-2         54,262,000   SEN/SEQ     2.00      2.00     19 - 29       19 - 29     10/2003       AAA       Aaa      AAA
I-A-3         45,762,000   SEN/SEQ     3.00      3.00     29 - 49       29 - 49     06/2005       AAA       Aaa      AAA
I-A-4         21,513,000   SEN/SEQ     5.00      5.00     49 - 72       49 - 72     05/2007       AAA       Aaa      AAA
I-A-5(2)      27,326,000   SEN/SEQ     7.50      9.20     72 - 95      72 - 198     04/2009       AAA       Aaa      AAA
I-IO(3)(4)   125,000,000    SEN/IO     0.86(5)   0.86(5) 20 months     20 months    01/2003       AAA       Aaa      AAA
I-M-1         41,497,000     MEZ       5.38      5.92     38 - 95      38 - 173     04/2009       AA        Aa2       AA
I-M-2         27,665,000     MEZ       5.37      5.84     37 - 95      37 - 155     04/2009       A-        A2        A
I-B-1         21,377,000     SUB       5.36      5.65     37 - 95      37 - 134     04/2009      BBB-      Baa2      BBB

Group II
--------
II-A-1A(2)    36,190,000   SEN/SEQ     3.15      3.55     1 - 109       1 - 223     06/2010       AAA       Aaa      AAA
II-A-1        41,578,000   SEN/SEQ     1.00      1.00      1 - 25       1 - 25      06/2003       AAA       Aaa      AAA
II-A-2        20,097,000   SEN/SEQ     3.00      3.00     25 - 54       25 - 54     11/2005       AAA       Aaa      AAA
II-A-3(2)     15,324,000   SEN/SEQ     7.07      7.61     54 - 109     54 - 180     06/2010       AAA       Aaa      AAA
II-M-1        10,658,000     MEZ       6.10      6.71     37 - 109     37 - 201     06/2010       AA        Aa2       AA
II-M-2         8,085,000     MEZ       6.10      6.68     37 - 109     37 - 188     06/2010        A        A2        A
II-B-1         7,350,000     SUB       6.10      6.64     37 - 109     37 - 174     06/2010       BBB      Baa2      BBB

Combined
--------
B-2            7,718,000     SUB                                          NOT OFFERED
----------- ------------- --------- -----------------------------------------------------------------------------------------

(1)  All Offered Certificates are priced to [10]% call.
(2) In the event that the Purchase Option is not exercised, the Class I-A-5, Class II-A-1A and Class II-A-3 pass-through rate will increase by [ ]%.
(3) The Class I-IO Certificate is an interest only certificate and is not entitled to receive principal payments.
(4) The Class I-IO Certificate will bear interest on the notional balance at a rate of [ ]% per annum for the first 20 months.
(5)  Modified Duration

Pricing Speed:          Group I Mortgage Loans - 125% PPC - 100% PPC (Prepayment
                        Assumption) assumes a constant prepayment of 4% in month one increased by approximately an additional 1.45% each month to 20% CPR in month twelve, and remaining at 20%
                        CPR thereafter.

                    Group II Mortgage Loans - 100% PPC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

Seller:                 Conseco Finance Securitizations Corp.

Servicer:               Conseco Finance Corp. ("Conseco")

Trustee:                U.S. Bank Trust National Association, St. Paul,
                        Minnesota

Statistical
Calculation Date:       March 31, 2001

Cut-off Date:           The trust will be entitled to receive all payments due
                        after March 31, 2001 for all loans other than the Subsequent Loans. For each Subsequent Loan, the trust will be entitled to receive all payments due after the last day of either the calendar month in which the subsequent closing occurs or the preceding month, as specified by the Seller.

Expected Closing Date:  May 1, 2001

Expected Pricing Date:  The week of April 23, 2001

Registration:           The Offered Certificates will be available in book-entry
                        form through DTC, Euroclear or Clearstream.

Record Date:            The business day just before the Payment Date.

Payment Date:           The 15th day of each month (or if such 15th day is not a
                        business day, the next succeeding business day) commencing in June 2001.

Mortgage Loan
Groups: 1) Group I consists of home equity loans with a combined loan-to-value ratio less than 100%.
                           Group I-A generally supports the Group I-A-1A certificates;
                           Group I-B generally supports all Group I certificates other than the Group I-A-1A certificates.
                        2) Group II-A consists of home equity loans with a combined loan-to-value ratio greater than 100% and Group II-B consists of home improvement loans. Group II-A and Group II-B generally support the Group II certificates.

Day Count:              30/360

Denominations:          $1,000 minimum and integral multiples of $1,000 in
                        excess thereof.

Tax Status:             REMIC Election

ERISA: The Class I-A Certificates, Class I-IO Certificates, Class I-M Certificates, Class I-B-1 Certificates, and the Class II-A Certificates are expected to be ERISA eligible. Prospective investors that are pension plans should consult their own counsel with respect to an investment in the Offered Certificates.

SMMEA: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Legal Final Maturity:   June 2032


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

Initial
Mortgage Loans:         The statistical information presented in this Term Sheet
                        is with respect to the Initial Mortgage Loans (the
                        "Initial Mortgage Loans") only and is based on balances as of the close of business on March 31, 2001. The
                        Initial Mortgage Loans will include fixed rate, home improvement loans and fixed and adjustable rate, closed end home equity loans secured by first, second, third, or fourth priority liens on the related properties. The total Initial Mortgage Loans will consist of 8,475 loans with a principal balance of $458,136,588.75. The Initial
                        Mortgage Loans have been divided into two separate
                        Mortgage Loan Groups. The Initial Group I will consist of 4,438 home equity loans with a principal balance of $333,117,378.32. The Initial Group I will be further divided into Group I-A and Group I-B. The Initial Group
                        I-A will consist of 2,032 home equity loans with a principal balance of $150,000,384.49 and the Initial
                        Group I-B will consist of 2,406 home equity loans with a principal balance of $183,116,993.83. The Initial Group
                        II will consist of 4,037 home improvement loans and home equity loans with a principal balance of $125,019,210.43. The Initial Group II will be further divided into Group II-A and Group II-B. Group II-A will consist of 575 home equity loans with a principal balance of $43,680,054.69 and Group II-B will consist of 3,462 home improvement loans with a principal balance of $81,339,155.74.

Additional Collateral:  Between the Statistical Calculation Date and the
                        Expected Closing Date, the Seller expects to deposit Additional Mortgage Loans ("Additional Mortgage Loans"). It is expected that the Additional Mortgage Loans deposited for each group will have characteristics which are substantially similar to the Initial Mortgage Loans for each group.

Pre-Funding Feature
And Subsequent
Mortgage Loans:         On the Closing Date, a portion of the proceeds from the
                        sale of the Offered Certificates (the "Pre-Funded
                        Amount") will be deposited with the Trustee in three segregated accounts (the "Pre-Funding Accounts") and used by the Trust to purchase additional Mortgage Loans
                        (the "Subsequent Loans") during the approximately 90-day period following the Closing Date (the "Pre-Funding
                        Period). The amount on deposit in the Pre-Funding
                        Accounts is not expected to exceed 25% of the original principal balance of the Offered Certificates. The
                        Pre-Funded Amount will be reduced during the Pre-Funding
                        Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding
                        Account for Group I following the Pre-Funding Period will be (i) paid to the Class I-A-1A Certificateholders in the case of amounts which had been allocated to fund the purchase of additional mortgage loans for Group I-A
                        (which is expected to be $0), (ii) paid sequentially to the Group I Certificateholders (other than the Class
                        I-A-1A Certificateholders) in the case of amounts which had been allocated to fund the purchase of additional mortgage loans for Group I-B. Any amounts remaining in the Pre-Funding Accounts for Group II-A and Group II-B following the Pre-Funding Period will be paid to the Class II-A-1A Certificateholders and sequentially to the other Class II-A Certificateholders, respectively.

Final Mortgage
Loan Groups:            Final Mortgage Loan Groups will be based on balances as
                        of the related Cut-off Date. The collateral composition of the groups is expected to be similar to the Initial
                        Mortgage Loan Groups.

Servicing Fee Rate:     50 basis points


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

Distributions:          On each Payment Date distributions on the certificates
                        will be made to the extent of the Amount Available for the related Mortgage Loan Group. The "Amount Available" for each Mortgage Loan Group will generally consist of payments made on or in respect of the Mortgage Loans in such Mortgage Loan Group, and will include amounts otherwise payable to the Servicer (so long as Conseco is the Servicer) as the Monthly Servicing Fee, and amounts otherwise payable to the Class C Certificateholders.

Interest on the
Class A, M-1, M-2, and
B-1 Certificates:       On each Payment Date the Group I-A Amount Available will
                        be distributed to pay interest to the Class I-A-1A
                        Certificates.

                        On each Payment Date the Group I-B Amount Available will be distributed to pay interest to each class of the Group I Class A Certificates (other than the Class I-A-1A Certificates) and the Class I-IO Certificates, concurrently.

                        On each Payment Date after the above distributions the Group I Amount Available will be distributed to pay interest as follows:

                        o       First to the Class I-M-1 Certificates,
                        o       then to the Class I-M-2 Certificates, and
                        o       then to the Class I-B-1 Certificates.

                        On each Payment Date the Group II Amount Available will be distributed to pay interest as follows:

                        o First to each class of the Class II-A Certificates (II-A-1A, II-A-1, II-A-2, II-A-3) concurrently,
                        o       then to the Class II-M-1 Certificates,
                        o       then to the Class II-M-2 Certificates, and
                        o       then to the Class II-B-1 Certificates.

                        Interest will accrue on each outstanding Class A Certificate principal balance, the Class I-IO Certificate notional balance, each Class M-1 adjusted principal balance, each Class M-2 adjusted principal balance, and each Class B-1 adjusted principal balance, at the related pass-through rate calculated on a 30/360 basis. Interest will initially accrue from the Closing Date and thereafter from the most recent Payment Date on which interest has been paid, in each case to, but excluding, the following Payment Date.

                        The adjusted principal balance of any of the Class M-1, Class M-2, and Class B-1 Certificates is the principal balance less any liquidation loss principal amounts allocated to that Class.

                        The Class I-IO certificate will have a notional balance equal to (i) on and before the January 2003 Payment Date, the lesser of $125,000,000 or the outstanding principal balance of the Class I-A Certificates and (ii) after the January 2003 Payment Date, $0.

Step-up Coupon:         In the event that the Purchase Option is not exercised,
                        the Class I-A-5, Class II-A-1A, and Class II-A-3 pass-through rate will increase by [ ]%.


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

Interest Shortfalls
And Carryovers:         If the Amount Available for a Mortgage Loan Group on any
                        Payment Date is insufficient to make the full distributions of interest to a class of certificates in the related group (the related Class A Certificates should be treated as a single class for this purpose), the related Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among such class. Any interest due but unpaid from a prior Payment Date will also be due on the next Payment Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible.

Principal
Distributions:          With Respect to Group I: On each Payment Date after all
                        interest is paid to the Class I-A-1A, Class I-A
                        (exclusive of Class I-A-1A), Class I-M-1, Class I-M-2, and Class I-B-1 Certificateholders, principal will be distributed to the Group I Certificateholders as follows:

                        The Class I-A-1A Certificates shall be entitled to the Class I-A-1A Formula Distribution Amount from any remaining Group I-A Amount Available.

                        The Class I-A Certificates (other than the Class I-A-1A Certificates) shall be entitled to the Class I-A Formula Distribution Amount from any remaining Group I-B Amount Available. The Class I-A Formula Distribution Amount shall be paid to the Class I-A Certificates (other than the Class I-A-1A Certificates) in sequential order.

                        After the foregoing principal distributions have been made, the remaining Group I Amount Available shall be distributed as follows and in the following order of priority:

                        i) first, to the Class I-M-1 Certificates, the Class I-M-1 Formula Principal Distribution Amount;
                        ii) then, to the Class I-M-2 Certificates, the Class I-M-2 Formula Principal Distribution Amount; and
                        iii) then, to the Class I-B-1 Certificates, the Class I-B-1 Formula Principal Distribution Amount.

                        On each Payment Date, the Group I-A Formula Principal Distribution Amount will be distributed fully to the Class I-A-1A Certificates, and the Group I-B Formula Principal Distribution Amount will be distributed sequentially to the Class I-A Certificates (other than the Class I-A-1A Certificate).

                        With Respect to Group II: On each Payment Date after all interest is paid to the Class II-A, Class II-M-1, Class II-M-2, and Class II-B-1 Certificateholders, the remaining Group II Amount Available will be distributed to make principal distributions as follows and in the following order of priority:

                        i) first, to the Class II-A Certificates, the Group II Class A Formula Principal Distribution Amount;
                        ii) then, to the Class II-M-1 Certificates, the Class II-M-1 Formula Principal Distribution Amount;
                        iii) then, to the Class II-M-2 Certificates, the Class II-M-2 Formula Principal Distribution Amount; and
                        iv) then, to the Class II-B-1 Certificates, the Class II-B-1 Formula Principal Distribution Amount.

                        On each Payment Date, the Group II Class A Formula Principal Distribution Amount will be distributed to the Class II-A Certificates based on the Class II-A Principal Allocation Percentage.

                        The Class II-A Principal Allocation Percentage for any Payment Date is the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class II-A Certificates (other than the Class II-A-


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

                        1A Certificates), the numerator of which is (x) the portion of the Group II Class A Formula Principal Distribution Amount for such Payment Date that is attributable to principal received or advanced on the Group II-B Mortgage Loans, and the denominator of which is (y) the portion of the Group II Class A Formula Principal Amount for such Payment Date that is attributable to principal received or advanced on all Group II Mortgage Loans, and (ii) in the case of the Class II-A-1A Certificates, the numerator of which is
                        (x) the portion of the Class II-A Formula Principal Distribution Amount for such Payment Date that is attributable to principal received or advanced on the Group II-A Mortgage Loans, and the denominator of which is (y) the portion of the Group II Class A Formula Principal Amount for such Payment Date that is attributable to principal received or advanced on all Group II Mortgage Loans.

                        If the related Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates in the related group, the related Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among such class.

Group I-A Formula
Principal Distribution
Amount: On each Payment Date will generally be equal to the sum of (i) all scheduled payments of principal due on each outstanding Group I-A loan during the related Due Period, (ii) the scheduled principal balance of each Group I-A loan which, during the related Due Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of each Group I-A loan, (iv) the scheduled principal balance of each Group I-A loan that became a liquidated loan during the related Due Period, (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available.

Group I-B Formula
Principal Distribution
Amount: On each Payment Date will generally be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding Group I loan during the related Due Period, (ii) the scheduled principal balance of each Group I loan which, during the related Due Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of each Group I loan, (iv) the scheduled principal balance of each Group I loan that became a liquidated loan during the related Due Period, and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available, minus (B) the Group I-A Formula Principal Distribution Amount.

Group II Formula
Principal
Distribution Amount:    On each Payment Date will generally be equal to the sum
                        of (i) all scheduled payments of principal due on each outstanding Group II loan during the related Due Period,
                        (ii) the scheduled principal balance of each Group II loan which, during the related Due Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of each Group II loan, (iv) the scheduled principal balance of each Group II loan that became a liquidated loan during the related Due Period, and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available.


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

Group I
Class A Formula
Principal
Distribution Amount:    The Group I Class A Formula Principal Distribution
                        Amount will generally be equal to (i) if the Payment
                        Date is prior to the related Stepdown Date or a Trigger
                        Event exists, the sum of the Group I-A Formula Principal
                        Distribution Amount and the Group I-B Formula Principal
                        Distribution Amount, or (ii) with respect to any Payment
                        Date on or after the Stepdown Date and as to which a Trigger Event is not in effect, the excess of (i) the Group I Class A Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 58.5% of the aggregate Scheduled Principal
                        Balance of the Mortgage Loans in the related Mortgage
                        Loan Group on the preceding Due Date and (b) the aggregate Scheduled Principal Balance of the Mortgage
                        Loans in such Mortgage Loan Group on the preceding
                        Payment Date less $2,515,000.

Class I-A-1A Formula
Principal Distribution
Amount: The Class I-A-1A Formula Principal Distribution Amount will generally be equal to (i) if the Payment Date is prior to the related Stepdown Date or a Trigger Event exists, 100% of the Group I-A Formula Principal Distribution Amount for such Payment Date (but in no event more than the Class I-A-1A Certificate Principal Balance), or (ii) with respect to any Payment Date on or after the Stepdown Date and as to which a Trigger Event is not in effect, the least of (A) the Class I-A-1A Certificate Principal Balance immediately prior to such Payment Date, (B) the Group I-A Formula Principal Distribution Amount, and (C) the Group I Class A Formula Principal Distribution Amount.

Class I-A Formula
Principal Distribution
Amount: The Class I-A Formula Principal Distribution Amount will generally be equal to (i) if the Payment Date is prior to the related Stepdown Date or a Trigger Event exists, 100% of the Group I-B Formula Principal Distribution Amount for such Payment Date, or (ii) with respect to any Payment Date on or after the Stepdown Date and as to which a Trigger Event is not in effect, the least of (A) the Class A Certificate Principal Balance (exclusive of the Class I-A-1A Certificate Principal Balance) immediately prior to such Payment Date, (B) the Group I-B Formula Principal Distribution Amount, and (C) the Group I Class A Formula Principal Distribution Amount minus the Class I-A-1A Formula Principal Distribution Amount.

Group II
Class A Formula
Principal
Distribution Amount:    The Group II Class A Formula Principal Distribution
                        Amount will generally be equal to (i) if the Payment
                        Date is prior to the related Stepdown Date or a Trigger
                        Event exists, the Group II Formula Principal
                        Distribution Amount, or (ii) with respect to any Payment
                        Date on or after the Stepdown Date and as to which a Trigger Event is not in effect, the excess of (i) the related Class A Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 48.5% of the aggregate Scheduled Principal
                        Balance of the Mortgage Loans in the related Mortgage
                        Loan Group on the preceding Due Date and (b) the aggregate Scheduled Principal Balance of the Mortgage
                        Loans in such Mortgage Loan Group on the preceding
                        Payment Date less $735,000.


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

Class M-1 Formula
Principal
Distribution Amount:    With respect to any Payment Date on or after the related
                        Stepdown Date and as long as a Trigger Event is not in effect for the related Mortgage Loan Group, the excess of (i) the sum of (A) the related Class A Certificate
                        Principal Balance and (B) the related Class M-1
                        Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 75.00% for Group I or 63.00% for Group II of the aggregate
                        Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Loan Group on the preceding Due Date and (b) the aggregate Scheduled Principal Balance of the Mortgage Loans in such Mortgage Loan Group on the preceding Payment Date less $2,515,000 for Group I or
                        $735,000 for Group II.

Class M-2 Formula
Principal
Distribution Amount:    With respect to any Payment Date on or after the related
                        Stepdown Date and as long as a Trigger Event is not in effect for the related Mortgage Loan Group, the excess of (i) the sum of (A) the related Class A Certificate
                        Principal Balance and (B) the related Class M-1
                        Certificate Principal Balance and (C) the related Class
                        M-2 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 86.0% for Group I or 74.0% for Group II of the aggregate Scheduled
                        Principal Balance of the Mortgage Loans in the related
                        Mortgage Loan Group on the preceding Due Date and (b) the aggregate Scheduled Principal Balance of the Mortgage Loans in such Mortgage Loan Group on the preceding Payment Date less $2,515,000 for Group I or
                        $735,000 for Group II.

Class B-1 Formula
Principal
Distribution Amount:    With respect to any Payment Date on or after the related
                        Stepdown Date and as long as a Trigger Event is not in effect for the related Mortgage Loan Group, the excess of (i) the sum of (A) the related Class A Certificate
                        Principal Balance and (B) the related Class M-1
                        Certificate Principal Balance (C) the related Class M-2
                        Certificate Principal Balance and (D) the related Class
                        B-1 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 94.5% for Group I or 84.0% for Group II of the aggregate Scheduled
                        Principal Balance of the Mortgage Loans in the related
                        Mortgage Loan Group on the preceding Due Date and (b) the aggregate Scheduled Principal Balance of the Mortgage Loans in such Mortgage Loan Group on the preceding Payment Date less $2,515,000 for Group I or
                        $735,000 for Group II.

Stepdown Date:          With respect to each Mortgage Loan Group, the earlier to
                        occur of (i) the later to occur of (A) the Payment Date in June 2004 and (B) the first Payment Date on which the related Class A Certificate Principal Balance is less than or equal to 58.50% for Group I or 48.50% for Group
                        II of the Scheduled Principal Balances of the Mortgage
                        Loans in such Mortgage Loan Group and (ii) the Payment
                        Date on which the Certificate Principal Balance of the related Class A Certificates has been reduced to zero.

Trigger Event:          A Trigger Event is in effect for the Group I and Group
                        II certificates if on that Payment Date:

                        (1) The three-month rolling average percentage of the related loans that are 60 days or more delinquent in payment of principal and interest exceeds the product of (a) the Senior Enhancement Percentage for the related Certificates and (b) 35% for Group I and 20% for Group II; or
                        (2) The cumulative realized losses test is not satisfied.


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

Cumulative Realized
Losses Test:            The Cumulative Realized Losses Test is satisfied for any
                        Payment Date if the cumulative realized loss ratio for the loans for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                               Group I                    Group II
                               -------                    --------
                        Month          Percentage     Month          Percentage
                        -----          ----------     -----          ----------
                        37-48              4.50%      37-48              5.25%
                        49-60              5.50%      49-60              7.00%
                        61-72              6.00%      61-72              8.50%
                        73 and thereafter  6.25%      73 and thereafter  8.75%

Senior Enhancement
Percentage:             The Senior Enhancement Percentage for Group I and Group
                        II for any Payment Date will equal the percentage obtained by dividing (i) the excess of (A) the related
                        Group Scheduled Principal Balance over (B) the related
                        Class A Certificate Principal Balance, by (ii) the related Group Scheduled Principal Balance.

Credit Support
Percentage:

                                               Group I

                                     Initial Credit               After Stepdown
                                         Support                       Date
                        Rating           Percent     Rating           Percent
                        ------           -------     -------          -------
                        AAA/Aaa/AAA       18.00%     AAA/Aaa/AAA      41.50%
                        AA/Aa2/AA         9.75%      AA/Aa2/AA        25.00%
                        A/A2/A-           4.25%      A/A2/A-          14.00%
                        BBB/Baa2/BBB-     0.00%      BBB/Baa2/BBB-     5.50%


                                              Group II

                                     Initial Credit               After Stepdown
                                         Support                       Date
                        Rating           Percent     Rating           Percent
                        ------           -------     ------           -------
                        AAA/Aaa/AAA       23.00%     AAA/Aaa/AAA      51.50%
                        AA/Aa1/AA         15.75%     AA/Aa1/AA        37.00%
                        A/A1/A-           10.25%     A/A1/A-          26.00%
                        BBB/Baa2/BBB-     5.25%      BBB/Baa2/BBB-    16.00%

Losses on Liquidated
Home Equity and
Home Improvement
Loans: If net liquidation proceeds from liquidated loans in Group I or Group II in the respective collection period are less than the respective group's scheduled principal balance of such liquidated loans plus accrued and unpaid interest thereon, the deficiency (a "Liquidation Loss Amount") will be absorbed by the Class C Certificateholder, then the Monthly Servicing Fee otherwise payable to the Servicer (as


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

                        long as Conseco is the Servicer), then the Class B-2 Certificateholders, then the respective Class B-1 Certificateholders, then the respective Class M-2 Certificateholders and then the respective Class M-1 Certificateholders.




--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

Overcollateralization:  There will be overcollateralization of approximately 0%
                        building to the Target Overcollateralization Amount.

                        The certificateholders will be entitled to receive additional distributions in respect of principal on each Payment Date to the extent there is any amount available remaining after payment of all interest and principal on the certificates and the Monthly Servicing Fee for such Payment Date, until the amount so distributed equals the Target Overcollateralization Amount. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described in the prospectus supplement.

Target Overcollaterali-
zation Amount:          Target Overcollateralization Amount means, (x) prior to
                        the Stepdown Date an amount equal to the Minimum
                        Overcollateralization Percentage times (A) the aggregate
                        Cut-off Date principal balance of Loans included in the Trust as of the Closing Date and (B) the amount on deposit in the Pre-Funding Accounts on the Closing Date, and (y) on and after the Stepdown Date, an amount equal to 5.50% of the Principal Balance of the Mortgage Loans as of the last day of the related collection period, but not less than the Overcollateralization Floor.

Minimum Overcollatera-
lization Floor:         Minimum Overcollateralization Percentage means 2.75% if
                        no Trigger Event is in effect, and 3.00% if a Trigger
                        Event is in effect.

Overcollateralization
Floor: The Overcollateralization Amount Floor is $2,515,000 for Group I and $735,000 for Group II.

Cross-
collateralization:      In the event that collections with respect to a
                        particular Mortgage Loan Group are in excess of the amount required to pay interest and principal due on the certificates related to such Mortgage Loan Group on a given Payment Date, such excess will be available to pay interest and principal then due on any certificates related to the other Mortgage Loan Group to the extent that collections with respect to such Mortgage Loan
                        Group are not sufficient to pay interest and principal due on such Payment Date on such certificates.

Purchase Option:        Beginning on the Payment Date when the scheduled
                        principal balance of the loans in either Group is less than [10]% of the Cut-off Date principal balance of the loans of that Group, the holder of the Class C
                        Certificates will have the right to repurchase all of the outstanding loans of that Group, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

DESCRIPTION OF THE COLLATERAL
GROUP I-A
Summary

                                                                         Total        Minimum         Maximum
    ----------------------------------------------------------------------------------------------------------
    Statistical Calculation Date Aggregate Principal Balance   $150,000,384.49
    Number of Loans                                                      2,032
    Average Original Loan Balance                                   $73,989.15     $10,000.00     $363,700.00
    Average Current Loan Balance                                    $73,819.09      $5,321.36     $363,700.00
    Weighted Average Combined LTV                                       90.43%         11.03%         100.00%
    Weighted Average Gross Coupon                                      12.702%         8.990%         18.650%
    Weighted Average Remaining Term to Maturity (months)                   275             45             360
    Weighted Average Original Term (months)                                277             60             360
    Weighted Average FICO Credit Score                                     625            471             807
    Weighted Average Debt to Income Ratio                               43.57%          5.00%         100.00%
    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------
                                                                    Percent of Statistical Calculation
                                             Range                        Date Principal Balance
                                             -----                        ----------------------
         Fully Amortizing Mortgage Loans                                            80.18%
         Balloon Mortgage Loans                                                     19.82%

         Lien Position                       First                                  78.23%
                                             Second                                 21.21%
                                             Third                                   0.56%

         Property Type                       Manufactured Homes                      4.01%
                                             Single Family                          93.48%
                                             Other                                   2.51%

         Occupancy Status                    Primary                                98.48%
                                             Investment                              1.52%

         Geographic Distribution             California                             11.77%
                                             Texas                                   8.04%
                                             Florida                                 7.20%
                                             Michigan                                6.07%

         Largest Zip Code Concentration      33141 (FL)                              0.39%

         Credit Grade                        A-1                                    57.52%
                                             A-2                                    22.02%
                                             B                                      16.22%
                                             B Total Equity                          0.01%
                                             C                                       4.01%
                                             D                                       0.22%

         Delinquency                         0 - 29 Days                            97.13%
                                             30 - 59 Days                            2.87%

    ----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

=========================================================================================================
GEOGRAPHIC DISTRIBUTION - GROUP I-A
                                                  Aggregate Principal          % of Group I-A by
     State or Territory        Number of Loans    Balance Outstanding    Outstanding Principal Balance
---------------------------------------------------------------------------------------------------------
Alabama                                47             $3,078,199.04                    2.05%
Arizona                                52              4,567,986.82                    3.05
Arkansas                               23              1,360,523.19                    0.91
California                            180             17,655,247.80                   11.77
Colorado                               45              4,116,062.57                    2.74
Connecticut                            26              2,633,821.04                    1.76
Delaware                                3                273,877.89                    0.18
District of Columbia                    3                388,582.73                    0.26
Florida                               121             10,805,726.66                    7.20
Georgia                                48              3,685,529.42                    2.46
Idaho                                   5                500,037.96                    0.33
Illinois                               85              5,929,832.43                    3.95
Indiana                                50              2,945,238.39                    1.96
Iowa                                   55              3,412,594.76                    2.28
Kansas                                 28              1,710,774.73                    1.14
Kentucky                               16                974,537.40                    0.65
Louisiana                              36              3,201,905.65                    2.13
Maine                                   5                358,338.02                    0.24
Maryland                               20              1,276,480.93                    0.85
Massachusetts                          29              2,167,329.43                    1.44
Michigan                              116              9,106,117.19                    6.07
Minnesota                              51              3,565,105.09                    2.38
Mississippi                            26              1,972,864.03                    1.32
Missouri                               60              3,042,244.92                    2.03
Nebraska                               21              1,234,527.10                    0.82
Nevada                                 21                805,667.81                    0.54
New Hampshire                           9                695,605.20                    0.46
New Jersey                             38              4,075,259.97                    2.72
New Mexico                              8              1,066,972.96                    0.71
New York                               68              4,991,716.38                    3.33
North Carolina                         60              4,874,942.03                    3.25
North Dakota                            3                176,772.90                    0.12
Ohio                                   65              4,923,130.53                    3.28
Oklahoma                               29              1,809,616.81                    1.21
Oregon                                 11                815,918.11                    0.54
Pennsylvania                           89              4,966,362.04                    3.31
Rhode Island                           11                566,530.98                    0.38
South Carolina                         45              3,717,495.63                    2.48
South Dakota                            5                439,837.74                    0.29
Tennessee                              46              3,704,423.31                    2.47
Texas                                 242             12,065,571.40                    8.04
Utah                                   12                825,890.45                    0.55
Vermont                                 4                125,182.69                    0.08
Virginia                               28              2,291,373.42                    1.53
Washington                             35              4,311,593.17                    2.87
West Virginia                          11                466,386.21                    0.31
Wisconsin                              36              2,069,371.95                    1.38
Wyoming                                 5                251,277.61                    0.17
---------------------               -----           ---------------                  ------
Total                               2,032           $150,000,384.49                  100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

=========================================================================================================
YEAR OF ORIGINATION - GROUP I-A

                                                Aggregate Principal         % of Group I-A by
     Year of Origination     Number of Loans    Balance Outstanding   Outstanding Principal Balance
---------------------------------------------------------------------------------------------------------
1995                                   1              $40,129.18                  0.03%
1997                                   6              225,917.12                  0.15
1998                                   8              207,041.01                  0.14
1999                                  63            3,857,239.99                  2.57
2000                                 450           28,752,461.82                 19.17
2001                               1,504          116,917,595.37                 77.94
----                               -----          --------------                 -----
Total                              2,032         $150,000,384.49                100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

============================================================================================================
ORIGINAL LOAN AMOUNT DISTRIBUTION - GROUP I-A

               Range of               Number of     Aggregate Principal          % of Group I-A by
       Original Loan Amount ($)          Loans      Balance Outstanding    Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------
10,000.00 - 19,999.99                     164          $2,420,967.50                     1.61%
20,000.00 - 29,999.99                     280           6,890,022.98                     4.59
30,000.00 - 39,999.99                     248           8,472,849.11                     5.65
40,000.00 - 49,999.99                     204           9,034,011.29                     6.02
50,000.00 - 59,999.99                     164           8,948,172.53                     5.97
60,000.00 - 69,999.99                     154           9,884,490.54                     6.59
70,000.00 - 79,999.99                     146          10,834,262.16                     7.22
80,000.00 - 89,999.99                      92           7,700,281.61                     5.13
90,000.00 - 99,999.99                      89           8,373,750.91                     5.58
100,000.00 - 109,999.99                    82           8,523,688.00                     5.68
110,000.00 - 119,999.99                    60           6,866,434.26                     4.58
120,000.00 - 129,999.99                    61           7,573,322.95                     5.05
130,000.00 - 139,999.99                    56           7,466,107.07                     4.98
140,000.00 - 149,999.99                    33           4,786,703.62                     3.19
150,000.00 - 159,999.99                    31           4,786,165.27                     3.19
160,000.00 - 169,999.99                    23           3,757,571.22                     2.51
170,000.00 - 179,999.99                    16           2,795,671.59                     1.86
180,000.00 - 189,999.99                    20           3,652,409.68                     2.43
190,000.00 - 199,999.99                    15           2,906,398.28                     1.94
200,000.00 - 209,999.99                    13           2,639,494.65                     1.76
210,000.00 - 219,999.99                    11           2,345,426.34                     1.56
220,000.00 - 229,999.99                     9           2,015,352.89                     1.34
230,000.00 - 239,999.99                     7           1,629,320.90                     1.09
240,000.00 - 249,999.99                     8           1,933,630.00                     1.29
250,000.00 - 259,999.99                     7           1,777,998.53                     1.19
260,000.00 - 269,999.99                     6           1,574,506.29                     1.05
270,000.00 - 279,999.99                     5           1,369,774.48                     0.91
280,000.00 - 289,999.99                     7           1,996,879.67                     1.33
290,000.00 - 299,999.99                     1             294,170.00                     0.20
300,000.00 - 309,999.99                     2             608,510.43                     0.41
310,000.00 - 319,999.99                     3             944,665.34                     0.63
320,000.00 - 329,999.99                     1             324,603.75                     0.22
330,000.00 - 339,999.99                     2             665,665.89                     0.44
340,000.00 - 349,999.99                     1             344,771.40                     0.23
350,000.00 - 359,999.99                    10           3,498,633.36                     2.33
360,000.00 - 369,999.99                     1             363,700.00                     0.24
-----------------------                 -----        ---------------                   ------
Total                                   2,032        $150,000,384.49                   100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

============================================================================================================
INTEREST RATE DISTRIBUTION - GROUP I-A

     Range of Mortgage                               Aggregate Principal         % of Group I-A by
  Loan Interest Rates (%)        Number of Loans     Balance Outstanding   Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------
8.501 - 9.000                            3                 $362,385.06                   0.24%
9.001 - 9.500                           19                2,324,954.69                   1.55
9.501 - 10.000                          28                3,245,949.54                   2.16
10.001 - 10.500                         26                2,873,063.60                   1.92
10.501 - 11.000                         68                9,719,928.27                   6.48
11.001 - 11.500                         72                9,679,855.87                   6.45
11.501 - 12.000                        163               18,754,498.91                  12.50
12.001 - 12.500                        152               14,663,524.85                   9.78
12.501 - 13.000                        369               30,601,159.20                  20.40
13.001 - 13.500                        270               19,364,485.95                  12.91
13.501 - 14.000                        292               16,502,047.75                  11.00
14.001 - 14.500                        288               11,174,362.27                   7.45
14.501 - 15.000                        222                8,536,707.02                   5.69
15.001 - 15.500                         32                1,352,561.77                   0.90
15.501 - 16.000                         11                  442,297.23                   0.29
16.001 - 16.500                          9                  226,581.17                   0.15
17.001 - 17.500                          3                   69,300.10                   0.05
17.501 - 18.000                          2                   46,167.57                   0.03
18.001 - 18.500                          2                   40,327.30                   0.03
18.501 - 19.000                          1                   20,226.37                   0.01
---------------                      -----             ---------------                 ------
Total                                2,032             $150,000,384.49                 100.00%


=================================================================================================================
REMAINING MONTHS TO MATURITY - GROUP I-A

                                 Number of Loans
       Range of Remaining     as of the Statistical    Aggregate Principal          % of Group I-A by
       Months to Maturity       Calculation Date       Balance Outstanding    Outstanding Principal Balance
-----------------------------------------------------------------------------------------------------------------
1 - 60                                   5                   $75,178.25                     0.05%
61 - 120                               107                 3,694,568.17                     2.46
121 - 180                              333                20,352,817.02                    13.57
181 - 240                              893                58,404,835.08                    38.94
241 - 300                              176                11,772,492.52                     7.85
301 - 360                              518                55,700,493.45                    37.13
---------                            -----              ---------------                   ------
Total                                2,032              $150,000,384.49                   100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

=======================================================================================================
LIEN POSITION - GROUP I-A

                                            Aggregate Principal           % of Group I-A by
       Lien Position     Number of Loans    Balance Outstanding     Outstanding Principal Balance
-------------------------------------------------------------------------------------------------------
1st Lien                      1,223           $117,349,667.35                      78.23%
2nd Lien                        792             31,817,924.15                      21.21
3rd Lien                         17                832,792.99                       0.56
--------                      -----           ---------------                     ------
Total                         2,032           $150,000,384.49                     100.00%


==============================================================================================================
COMBINED LOAN-TO-VALUE RATIO - GROUP I-A

     Range of Combined                             Aggregate Principal           % of Group I-A by
  Loan-to-Value Ratios (%)      Number of Loans    Balance Outstanding     Outstanding Principal Balance
--------------------------------------------------------------------------------------------------------------
10.001 - 15.000                          5              $91,940.33                         0.06%
15.001 - 20.000                          3              105,709.37                         0.07
20.001 - 25.000                          2               45,356.89                         0.03
25.001 - 30.000                          4              107,689.20                         0.07
30.001 - 35.000                          4               98,926.80                         0.07
35.001 - 40.000                          1               24,345.78                         0.02
40.001 - 45.000                          8              348,407.70                         0.23
45.001 - 50.000                         11              699,766.58                         0.47
50.001 - 55.000                         14              895,319.93                         0.60
55.001 - 60.000                         20            1,476,205.01                         0.98
60.001 - 65.000                         33            1,871,345.48                         1.25
65.001 - 70.000                         49            2,973,634.24                         1.98
70.001 - 75.000                         76            4,520,263.99                         3.01
75.001 - 80.000                        237           14,125,700.19                         9.42
80.001 - 85.000                        176           11,950,335.82                         7.97
85.001 - 90.000                        289           23,432,557.58                        15.62
90.001 - 95.000                        370           30,592,032.41                        20.39
95.001 - 100.000                       730           56,640,847.19                        37.76
----------------                     -----         ---------------                       ------
Total                                2,032         $150,000,384.49                       100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

DESCRIPTION OF THE COLLATERAL
GROUP I-B
Summary

                                                                          Total         Minimum         Maximum
    ------------------------------------------------------------------------------------------------------------
    Statistical Calculation Date Aggregate Principal Balance    $183,116,993.83
    Number of Loans                                                       2,406
    Average Original Loan Balance                                    $76,244.31      $10,000.00     $471,000.00
    Average Current Loan Balance                                     $76,108.48       $9,598.55     $471,000.00
    Weighted Average Combined LTV                                        89.80%          10.26%         100.00%
    Weighted Average Gross Coupon                                       12.703%          4.860%         17.800%
    Weighted Average Remaining Term to Maturity (months)                    275              14             360
    Weighted Average Original Term (months)                                 276              36             360
    Weighted Average FICO Credit Score                                      621             439             829
    Weighted Average Debt to Income Ratio                                43.54%           6.00%         100.00%
    ------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------
                                                                           Percent of Statistical Calculation
                                                    Range                        Date Principal Balance
                                                    -----                        ----------------------
         Fully Amortizing Mortgage Loans                                                   79.73%
         Balloon Mortgage Loans                                                            20.27%

         Lien Position                              First                                  79.46%
                                                    Second                                 20.18%
                                                    Third                                   0.36%

         Property Type                              Manufactured Homes                      4.81%
                                                    Single Family                          92.35%
                                                    Other                                   2.84%

         Occupancy Status                           Primary                                97.92%
                                                    Investment                              2.08%

         Geographic Distribution                    California                             14.08%
                                                    Texas                                   6.71%
                                                    Florida                                 6.45%
                                                    Michigan                                5.82%

         Largest Zip Code Concentration             91604 (CA)                              0.44%

         Credit Grade                               A-1                                    48.42%
                                                    A-2                                    26.00%
                                                    B                                      19.77%
                                                    B Total Equity                          0.01%
                                                    C                                       5.81%

         Delinquency                                0 - 29 Days                            98.82%
                                                    30 - 59 Days                            1.18%

    -----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

=========================================================================================================
GEOGRAPHIC DISTRIBUTION - GROUP I-B
                                                  Aggregate Principal          % of Group I-B by
     State or Territory        Number of Loans    Balance Outstanding    Outstanding Principal Balance
---------------------------------------------------------------------------------------------------------
Alabama                                59             $4,173,486.61                    2.28%
Arizona                                75              6,528,949.93                    3.57
Arkansas                               23              1,369,276.11                    0.75
California                            222             25,789,870.70                   14.08
Colorado                               50              4,593,494.80                    2.51
Connecticut                            53              4,487,844.51                    2.45
Delaware                                8                600,021.08                    0.33
District of Columbia                    3                164,381.27                    0.09
Florida                               138             11,820,195.44                    6.45
Georgia                                83              6,334,119.21                    3.46
Idaho                                   4                233,259.81                    0.13
Illinois                              107              6,486,296.82                    3.54
Indiana                                30              1,644,654.60                    0.90
Iowa                                   43              3,118,568.59                    1.70
Kansas                                 29              1,434,287.07                    0.78
Kentucky                               25              1,712,105.77                    0.93
Louisiana                              39              2,999,435.78                    1.64
Maine                                   7                346,740.39                    0.19
Maryland                               11                914,837.01                    0.50
Massachusetts                          32              2,239,574.87                    1.22
Michigan                              127             10,652,139.96                    5.82
Minnesota                             108              7,280,714.10                    3.98
Mississippi                            30              2,014,635.69                    1.10
Missouri                               76              5,433,138.72                    2.97
Montana                                 3                310,011.02                    0.17
Nebraska                               19              1,279,652.46                    0.70
Nevada                                 23              1,444,449.40                    0.79
New Hampshire                          17                921,737.43                    0.50
New Jersey                             34              2,213,739.91                    1.21
New Mexico                              8                493,650.29                    0.27
New York                               99              8,047,052.94                    4.39
North Carolina                         40              3,707,267.93                    2.02
North Dakota                            6                235,548.29                    0.13
Ohio                                   65              4,450,415.17                    2.43
Oklahoma                               23              1,682,732.43                    0.92
Oregon                                 11                644,988.80                    0.35
Pennsylvania                          141              7,445,159.07                    4.07
Rhode Island                            6                700,062.44                    0.38
South Carolina                         66              4,621,299.97                    2.52
South Dakota                            8                315,742.19                    0.17
Tennessee                              49              3,837,538.02                    2.10
Texas                                 216             12,286,174.15                    6.71
Utah                                   11                920,523.96                    0.50
Vermont                                 7                420,760.84                    0.23
Virginia                               53              4,146,039.93                    2.26
Washington                             63              6,917,757.26                    3.78
West Virginia                          20              1,278,845.72                    0.70
Wisconsin                              33              2,362,077.75                    1.29
Wyoming                                 3                 61,737.62                    0.03
-------                             -----           ---------------                  ------
Total                               2,406           $183,116,993.83                  100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

===============================================================================================================
YEAR OF ORIGINATION - GROUP I-B

                                                    Aggregate Principal           % of Group I-B by
     Year of Origination       Number of Loans      Balance Outstanding     Outstanding Principal Balance
---------------------------------------------------------------------------------------------------------------
1998                                     1                $60,314.99                      0.03%
1999                                     7                752,279.23                      0.41
2000                                   259             16,055,495.69                      8.77
2001                                 2,139            166,248,903.92                     90.79
----                                 -----           ---------------                    ------
Total                                2,406           $183,116,993.83                    100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

===========================================================================================================
ORIGINAL LOAN AMOUNT DISTRIBUTION - GROUP I-B

               Range of               Number of     Aggregate Principal          % of Group I-B by
       Original Loan Amount ($)         Loans       Balance Outstanding    Outstanding Principal Balance
-----------------------------------------------------------------------------------------------------------
10,000.00 - 19,999.99                    149           $2,247,242.75                    1.23%
20,000.00 - 29,999.99                    273            6,799,122.89                    3.71
30,000.00 - 39,999.99                    298           10,270,456.95                    5.61
40,000.00 - 49,999.99                    267           11,986,947.31                    6.55
50,000.00 - 59,999.99                    226           12,280,882.68                    6.71
60,000.00 - 69,999.99                    196           12,607,579.02                    6.88
70,000.00 - 79,999.99                    183           13,544,072.50                    7.40
80,000.00 - 89,999.99                    113            9,518,219.73                    5.20
90,000.00 - 99,999.99                    121           11,437,200.29                    6.25
100,000.00 - 109,999.99                   97           10,148,944.47                    5.54
110,000.00 - 119,999.99                   77            8,816,912.43                    4.81
120,000.00 - 129,999.99                   62            7,680,415.68                    4.19
130,000.00 - 139,999.99                   55            7,418,536.60                    4.05
140,000.00 - 149,999.99                   35            5,022,043.64                    2.74
150,000.00 - 159,999.99                   40            6,177,408.96                    3.37
160,000.00 - 169,999.99                   27            4,439,623.50                    2.42
170,000.00 - 179,999.99                   27            4,719,655.19                    2.58
180,000.00 - 189,999.99                   22            4,061,807.09                    2.22
190,000.00 - 199,999.99                   17            3,312,345.14                    1.81
200,000.00 - 209,999.99                   26            5,316,518.47                    2.90
210,000.00 - 219,999.99                   11            2,373,690.77                    1.30
220,000.00 - 229,999.99                   16            3,580,453.70                    1.96
230,000.00 - 239,999.99                   12            2,812,784.28                    1.54
240,000.00 - 249,999.99                    9            2,175,564.12                    1.19
250,000.00 - 259,999.99                    6            1,524,369.20                    0.83
260,000.00 - 269,999.99                   10            2,647,655.30                    1.45
270,000.00 - 279,999.99                    5            1,378,179.49                    0.75
280,000.00 - 289,999.99                    1              284,916.44                    0.16
290,000.00 - 299,999.99                    4            1,183,878.65                    0.65
300,000.00 - 309,999.99                    1              303,516.27                    0.17
310,000.00 - 319,999.99                    1              313,642.21                    0.17
330,000.00 - 339,999.99                    5            1,667,497.73                    0.91
340,000.00 - 349,999.99                    4            1,375,059.52                    0.75
350,000.00 - 359,999.99                    8            2,816,968.03                    1.54
400,000.00 - 409,999.99                    1              401,882.83                    0.22
470,000.00 - 479,999.99                    1              471,000.00                    0.26
-----------------------                -----         ---------------                  ------
Total                                  2,406         $183,116,993.83                  100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

==========================================================================================================
INTEREST RATE DISTRIBUTION - GROUP I-B

     Range of Mortgage                           Aggregate Principal           % of Group I-B by
  Loan Interest Rates (%)    Number of Loans     Balance Outstanding     Outstanding Principal Balance
----------------------------------------------------------------------------------------------------------
4.501 - 5.000                        1                $25,843.07                        0.01%
5.001 - 5.500                        1                 49,549.85                        0.03
5.501 - 6.000                        2                228,432.86                        0.12
6.001 - 6.500                        2                181,723.97                        0.10
7.001 - 7.500                        2                454,960.07                        0.25
8.001 - 8.500                        4                837,904.95                        0.46
8.501 - 9.000                        3                569,209.50                        0.31
9.001 - 9.500                       14              2,007,164.97                        1.10
9.501 - 10.000                      16              1,971,072.10                        1.08
10.001 - 10.500                     18              3,174,243.34                        1.73
10.501 - 11.000                     95             13,606,332.23                        7.43
11.001 - 11.500                     84             10,433,373.65                        5.70
11.501 - 12.000                    190             23,212,413.44                       12.68
12.001 - 12.500                    152             16,908,334.88                        9.23
12.501 - 13.000                    449             36,208,906.04                       19.77
13.001 - 13.500                    370             26,052,714.42                       14.23
13.501 - 14.000                    352             18,541,146.04                       10.13
14.001 - 14.500                    352             14,767,047.50                        8.06
14.501 - 15.000                    258             11,700,531.59                        6.39
15.001 - 15.500                     26              1,342,297.17                        0.73
15.501 - 16.000                     10                725,872.99                        0.40
16.001 - 16.500                      1                 29,282.83                        0.02
17.001 - 17.500                      2                 21,716.11                        0.01
17.501 - 18.000                      2                 66,920.26                        0.04
---------------                  -----           ----- ---------                      ------
Total                            2,406           $183,116,993.83                      100.00%


==================================================================================================================
REMAINING MONTHS TO MATURITY - GROUP I-B

                                 Number of Loans
       Range of Remaining     as of the Statistical    Aggregate Principal           % of Group I-B by
       Months to Maturity       Calculation Date       Balance Outstanding     Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------------
1 - 60                                   6                  $226,187.64                      0.12%
61 - 120                               124                 4,776,702.36                      2.61
121 - 180                              330                21,002,401.18                     11.47
181 - 240                            1,158                79,129,554.61                     43.21
241 - 300                              214                14,655,073.94                      8.00
301 - 360                              574                63,327,074.10                     34.58
---------                            -----              ---------------                    ------
Total                                2,406              $183,116,993.83                    100.00%


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

=======================================================================================================
LIEN POSITION - GROUP I-B

                                             Aggregate Principal          % of Group I-B by
       Lien Position      Number of Loans    Balance Outstanding    Outstanding Principal Balance
-------------------------------------------------------------------------------------------------------
First                          1,568            145,510,931.81                  79.46%
Second                           820             36,952,166.46                  20.18%
Third                             18                653,895.56                   0.36%
-----                          -----           ---------------                 -------
Total                          2,406           $183,116,993.83                 100.00%


================================================================================================================
COMBINED LOAN-TO-VALUE RATIO - GROUP I-B

     Range of Combined                               Aggregate Principal           % of Group I-B by
  Loan-to-Value Ratios (%)      Number of Loans      Balance Outstanding     Outstanding Principal Balance
----------------------------------------------------------------------------------------------------------------
10.001 - 15.000                         2                 $83,037.73                       0.05%
15.001 - 20.000                         3                  87,002.56                       0.05
20.001 - 25.000                         3                  90,363.69                       0.05
25.001 - 30.000                         6                 168,231.21                       0.09
30.001 - 35.000                         8                 215,327.75                       0.12
35.001 - 40.000                        14                 451,210.42                       0.25
40.001 - 45.000                        16                 588,977.48                       0.32
45.001 - 50.000                        19               1,028,386.00                       0.56
50.001 - 55.000                        15                 636,627.53                       0.35
55.001 - 60.000                        28               1,226,258.22                       0.67
60.001 - 65.000                        35               1,899,239.27                       1.04
65.001 - 70.000                        56               3,173,202.74                       1.73
70.001 - 75.000                       108               7,001,311.40                       3.82
75.001 - 80.000                       255              16,245,504.99                       8.87
80.001 - 85.000                       220              16,125,765.57                       8.81
85.001 - 90.000                       315              25,642,126.47                      14.00
90.001 - 95.000                       468              39,554,502.49                      21.60
95.001 - 100.000                      835              68,899,918.31                      37.63
----------------                    -----            ---------------                     ------
Total                               2,406            $183,116,993.83                     100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

DESCRIPTION OF THE COLLATERAL
GROUP II-A
Summary

                                                                         Total         Minimum         Maximum
    -----------------------------------------------------------------------------------------------------------
    Statistical Calculation Date Aggregate Principal Balance    $43,680,054.69
    Number of Loans                                                        575
    Average Original Loan Balance                                   $76,334.98      $10,000.00     $324,000.00
    Average Current Loan Balance                                    $75,965.31       $9,957.93     $322,180.62
    Weighted Average Combined LTV                                      104.04%         100.00%         124.38%
    Weighted Average Gross Coupon                                      12.756%          7.300%         20.490%
    Weighted Average Remaining Term to Maturity (months)                   252              48             360
    Weighted Average Original Term (months)                                255              60             360
    Weighted Average FICO Credit Score(1)                                  630             481             789
    Weighted Average Debt to Income Ratio                               46.27%          12.00%          92.00%
    -----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------
                                                                          Percent of Statistical Calculation
                                                    Range                       Date Principal Balance
                                                    -----                       ----------------------
         Fully Amortizing Mortgage Loans                                                  67.11%
         Balloon Mortgage Loans                                                           32.89%

         Lien Position                              First                                 79.24%
                                                    Second                                20.52%
                                                    Third                                  0.24%

         Property Type                              Manufactured Homes                     1.53%
                                                    Single Family                         96.04%
                                                    Other                                  2.43%

         Occupancy Status                           Primary                              100.00%

         Geographic Distribution                    Michigan                               6.69%
                                                    Pennsylvania                           6.65%
                                                    California                             6.49%
                                                    Florida                                5.00%

         Largest Zip Code Concentration             06610 (CT)                             0.82%

         Credit Grade                               A-1                                   71.75%
                                                    A-2                                   18.57%
                                                    A Total Equity                         0.18%
                                                    B                                      8.21%
                                                    B Total Equity                         0.02%
                                                    C                                      1.26%

         Delinquency                                0 - 29 Days                           92.60%
                                                    30 - 59 Days                           7.40%

    ----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

========================================================================================================
GEOGRAPHIC DISTRIBUTION - GROUP II-A
                                                 Aggregate Principal         % of Group II-A by
     State or Territory        Number of Loans   Balance Outstanding    Outstanding Principal Balance
--------------------------------------------------------------------------------------------------------
Alabama                                 4             $224,622.26                      0.51%
Arizona                                21            1,993,403.35                      4.56
Arkansas                               13              983,468.83                      2.25
California                             35            2,835,749.20                      6.49
Colorado                               17            1,758,724.94                      4.03
Connecticut                            14            1,251,273.89                      2.86
Delaware                                1               46,699.28                      0.11
Florida                                25            2,185,038.63                      5.00
Georgia                                18            1,621,104.08                      3.71
Idaho                                   2              290,526.39                      0.67
Illinois                               30            1,900,348.79                      4.35
Indiana                                15              963,968.53                      2.21
Iowa                                   25            1,453,877.17                      3.33
Kansas                                 14            1,039,306.44                      2.38
Kentucky                                5              304,451.05                      0.70
Louisiana                               9              620,265.88                      1.42
Maine                                   2               78,657.42                      0.18
Maryland                                5              120,918.58                      0.28
Massachusetts                           3              302,124.96                      0.69
Michigan                               32            2,921,843.49                      6.69
Minnesota                              22            1,358,264.77                      3.11
Mississippi                             6              466,064.70                      1.07
Missouri                               24            1,895,921.54                      4.34
Nebraska                               12              911,453.51                      2.09
Nevada                                 10              424,251.02                      0.97
New Hampshire                           4              183,426.45                      0.42
New Jersey                             11              794,247.82                      1.82
New Mexico                              2              144,063.67                      0.33
New York                               29            1,702,791.74                      3.90
North Carolina                          2              143,681.29                      0.33
North Dakota                            4              239,184.59                      0.55
Ohio                                   17            1,465,864.94                      3.36
Oklahoma                               13              953,188.81                      2.18
Pennsylvania                           42            2,903,852.15                      6.65
South Carolina                         13            1,250,654.80                      2.86
South Dakota                            6              398,274.08                      0.91
Tennessee                              15            1,385,430.73                      3.17
Texas                                  11              226,615.14                      0.52
Utah                                    3              219,209.42                      0.50
Vermont                                 3              165,106.15                      0.38
Virginia                               13            1,252,159.75                      2.87
Washington                             10            1,162,953.49                      2.66
West Virginia                           2              170,824.08                      0.39
Wisconsin                              11              966,196.89                      2.21
---------                             ---          --------------                    ------
Total                                 575          $43,680,054.69                    100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

============================================================================================================
YEAR OF ORIGINATION - GROUP II-A

                                                    Aggregate Principal           % of Group II-A by
     Year of Origination        Number of Loans     Balance Outstanding     Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------
1989                                    1                $32,904.67                        0.08%
1997                                    2                 88,076.20                        0.20
1998                                    1                 36,365.49                        0.08
1999                                   10                609,445.65                        1.40
2000                                  187             14,659,703.50                       33.56
2001                                  374             28,253,559.18                       64.68
----                                  ---            --------------                      ------
Total                                 575            $43,680,054.69                      100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

============================================================================================================
ORIGINAL LOAN AMOUNT DISTRIBUTION -GROUP II-A

             Range of                  Number of     Aggregate Principal         % of Group II-A by
     Original Loan Amount ($)            Loans       Balance Outstanding    Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------
10,000.00 - 19,999.99                      41             $626,892.92                    1.44%
20,000.00 - 29,999.99                      53            1,341,753.43                    3.07
30,000.00 - 39,999.99                      55            1,925,511.46                    4.41
40,000.00 - 49,999.99                      51            2,312,438.43                    5.29
50,000.00 - 59,999.99                      55            3,021,617.25                    6.92
60,000.00 - 69,999.99                      40            2,569,478.86                    5.88
70,000.00 - 79,999.99                      60            4,434,357.76                   10.15
80,000.00 - 89,999.99                      39            3,299,935.45                    7.55
90,000.00 - 99,999.99                      40            3,787,603.69                    8.67
100,000.00 - 109,999.99                    24            2,490,988.15                    5.70
110,000.00 - 119,999.99                    19            2,172,508.42                    4.97
120,000.00 - 129,999.99                    20            2,495,952.45                    5.71
130,000.00 - 139,999.99                    21            2,822,943.91                    6.46
140,000.00 - 149,999.99                    10            1,440,882.85                    3.30
150,000.00 - 159,999.99                    13            2,013,667.24                    4.61
160,000.00 - 169,999.99                     7            1,141,163.24                    2.61
170,000.00 - 179,999.99                     9            1,564,721.12                    3.58
180,000.00 - 189,999.99                     2              366,786.98                    0.84
190,000.00 - 199,999.99                     5              977,609.87                    2.24
200,000.00 - 209,999.99                     1              207,580.92                    0.48
210,000.00 - 219,999.99                     2              418,606.53                    0.96
220,000.00 - 229,999.99                     1              228,374.22                    0.52
240,000.00 - 249,999.99                     1              244,520.90                    0.56
270,000.00 - 279,999.99                     1              270,009.66                    0.62
280,000.00 - 289,999.99                     2              576,944.21                    1.32
300,000.00 - 309,999.99                     2              605,024.15                    1.39
320,000.00 - 329,999.99                     1              322,180.62                    0.74
-----------------------                   ---          --------------                  ------
Total                                     575          $43,680,054.69                  100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

============================================================================================================
INTEREST RATE DISTRIBUTION - GROUP II-A

     Range of Mortgage                              Aggregate Principal          % of Group II-A by
  Loan Interest Rates (%)        Number of Loans    Balance Outstanding    Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------
7.001 - 7.500                             1              $22,181.18                       0.05%
8.001 - 8.500                             2              407,005.97                       0.93
8.501 - 9.000                             2              227,091.39                       0.52
9.001 - 9.500                             4              264,666.38                       0.61
9.501 - 10.000                            2              136,099.71                       0.31
10.001 - 10.500                           6              694,354.59                       1.59
10.501 - 11.000                          20            2,871,336.06                       6.57
11.001 - 11.500                          20            2,497,650.52                       5.72
11.501 - 12.000                          49            5,487,909.49                      12.56
12.001 - 12.500                          47            4,991,535.26                      11.43
12.501 - 13.000                         110           10,181,713.38                      23.31
13.001 - 13.500                          75            5,089,777.61                      11.65
13.501 - 14.000                          74            4,289,603.79                       9.82
14.001 - 14.500                          91            4,024,307.73                       9.21
14.501 - 15.000                          55            2,046,105.79                       4.68
15.001 - 15.500                           2               86,874.94                       0.20
15.501 - 16.000                           3               51,466.61                       0.12
16.001 - 16.500                           4              168,551.81                       0.39
16.501 - 17.000                           1               29,934.02                       0.07
17.001 - 17.500                           1               18,101.43                       0.04
17.501 - 18.000                           3               37,552.18                       0.09
18.001 - 18.500                           1               10,948.35                       0.03
19.001 - 19.500                           1               13,841.54                       0.03
20.001 - 20.500                           1               31,444.96                       0.07
---------------                         ---          --------------                     ------
Total                                   575          $43,680,054.69                     100.00%


=================================================================================================================
REMAINING MONTHS TO MATURITY - GROUP II-A

                                     Number of Loans
       Range of Remaining         as of the Statistical    Aggregate Principal          % of Group II-A by
       Months to Maturity           Calculation Date       Balance Outstanding    Outstanding Principal Balance
-----------------------------------------------------------------------------------------------------------------
1 - 60                                        2                   64,142.40                      0.15%
61 - 120                                     22                  920,537.74                      2.11
121 - 180                                   106                7,925,559.02                     18.14
181 - 240                                   308               22,162,054.84                     50.74
241 - 300                                    61                4,262,665.91                      9.76
301 - 360                                    76                8,345,094.78                     19.11
---------                                   ---              --------------                    ------
Total                                       575              $43,680,054.69                    100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

=====================================================================================================
LIEN POSITION - GROUP II-A

                                             Aggregate Principal          % of Group II-A by
       Lien Position       Number of Loans   Balance Outstanding    Outstanding Principal Balance
-----------------------------------------------------------------------------------------------------
First                            352             $34,611,495.23                   79.24%
Second                           221               8,961,905.28                   20.52
Third                              2                 106,654.18                    0.24
-----                            ---             --------------                  ------
Total                            575             $43,680,054.69                  100.00%


============================================================================================================
COMBINED LOAN-TO-VALUE RATIO - GROUP II-A

      Range of Combined                             Aggregate Principal           % of Group II-A by
  Loan-to-Value Ratios (%)       Number of Loans    Balance Outstanding     Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------
     100.001 - 105.000                     429            $30,671,000.88                  70.22%
     105.001 - 110.000                     126             11,276,058.93                  25.82
     110.001 - 115.000                      14              1,074,245.22                   2.46
     115.001 - 120.000                       3                205,018.70                   0.47
     120.001 - 125.000                       3                453,730.96                   1.04
     -----------------                     ---            --------------                 ------
     Total                                 575            $43,680,054.69                 100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

DESCRIPTION OF THE COLLATERAL
GROUP II-B
Summary

                                                                         Total         Minimum          Maximum
    ------------------------------------------------------------------------------------------------------------
    Statistical Calculation Date Aggregate Principal Balance    $81,339,155.74
    Number of Loans                                                      3,462
    Average Original Loan Balance                                   $23,964.91       $2,500.00      $254,661.71
    Average Current Loan Balance                                    $23,494.85       $1,120.89      $253,182.61
    Weighted Average Combined LTV                                       86.14%           3.22%          125.00%
    Weighted Average Gross Coupon                                      13.520%          7.990%          19.990%
    Weighted Average Remaining Term to Maturity (months)                   222              13              356
    Weighted Average Original Term (months)                                229              36              360
    Weighted Average FICO Credit Score                                     672             483              816
    Weighted Average Debt to Income Ratio                               37.16%           1.04%           98.00%
    ------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------
                                                                          Percent of Statistical Calculation
                                                 Range                          Date Principal Balance
                                                 -----                          ----------------------
         Fully Amortizing Mortgage Loans                                                 100.00%

         Lien Position                           First                                     9.65%
                                                 Second                                   74.21%
                                                 Third                                    16.07%
                                                 Fourth                                    0.08%

         Property Type                           Manufactured Housing                      1.72%
                                                 Single Family Residence                  88.97%
                                                 Site Built                                9.24%
                                                 Other                                     0.07%

         Occupancy Status                        Primary                                 100.00%

         Geographic Distribution                 Pennsylvania                              9.27%
                                                 New York                                  7.90%
                                                 California                                7.87%
                                                 Florida                                   7.54%
                                                 New Jersey                                7.20%

         Largest Zip Code Concentration          34711 (FL)                                0.35%

         Delinquency                             0 - 29 Days                              99.00%
                                                 30 - 59 Days                              1.00%

    ----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

===========================================================================================================
GEOGRAPHIC DISTRIBUTION - GROUP II-B
                                                   Aggregate Principal          % of Group II-B by
     State or Territory        Number of Loans     Balance Outstanding     Outstanding Principal Balance
-----------------------------------------------------------------------------------------------------------
Alabama                               55              $1,170,685.78                       1.44%
Arizona                               69               1,672,451.44                       2.06
Arkansas                             192               3,619,618.56                       4.45
California                           171               6,402,513.07                       7.87
Colorado                              42                 546,084.63                       0.67
Connecticut                           92               2,020,580.01                       2.48
Delaware                              23                 601,608.11                       0.74
District of Columbia                   4                  84,695.77                       0.10
Florida                              221               6,135,266.12                       7.54
Georgia                               51               1,467,317.67                       1.80
Idaho                                  8                 186,823.40                       0.23
Illinois                             159               3,082,194.80                       3.79
Indiana                               97               1,733,375.08                       2.13
Iowa                                  29                 640,612.60                       0.79
Kansas                                45                 913,825.51                       1.12
Kentucky                              46                 872,009.79                       1.07
Louisiana                             24                 583,789.87                       0.72
Maine                                 26                 480,236.38                       0.59
Maryland                              45               1,256,816.82                       1.55
Massachusetts                         39                 758,018.28                       0.93
Michigan                             161               3,653,845.79                       4.49
Minnesota                             36                 841,963.57                       1.04
Mississippi                           11                 215,584.60                       0.27
Missouri                             107               1,871,975.00                       2.30
Montana                                6                 165,622.49                       0.20
Nebraska                              10                 162,323.28                       0.20
Nevada                                32                 932,844.03                       1.15
New Hampshire                          4                  98,542.14                       0.12
New Jersey                           255               5,857,105.24                       7.20
New Mexico                            19                 432,871.46                       0.53
New York                             276               6,427,336.21                       7.90
North Carolina                        77               1,796,623.18                       2.21
North Dakota                           5                 115,972.81                       0.14
Ohio                                 178               3,470,113.74                       4.27
Oklahoma                              35                 652,451.38                       0.80
Oregon                                16                 421,116.88                       0.52
Pennsylvania                         277               7,540,918.94                       9.27
Rhode Island                          22                 347,103.70                       0.43
South Carolina                        23                 546,128.48                       0.67
South Dakota                           3                  38,175.62                       0.05
Tennessee                             66               1,627,993.91                       2.00
Texas                                156               3,931,487.89                       4.83
Utah                                  14                 340,435.80                       0.42
Vermont                                2                  62,293.24                       0.08
Virginia                             107               2,721,802.79                       3.35
Washington                            64               1,534,141.90                       1.89
West Virginia                         21                 515,148.08                       0.63
Wisconsin                             31                 606,855.79                       0.75
Wyoming                               10                 181,854.11                       0.22
-------                            -----             --------------                     ------
Total                              3,462             $81,339,155.74                     100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

====================================================================================================
YEAR OF ORIGINATION - GROUP II-B

                                   Number of    Aggregate Principal         % of Group II-B by
        Year of Origination          Loans      Balance Outstanding    Outstanding Principal Balance
--------------------------------------------------------------------------------------------------------
1991                                    1              $8,956.20                      0.01%
1992                                    4              15,376.85                      0.02
1993                                    1               3,478.37                      0.00
1994                                    3              23,639.12                      0.03
1995                                   14             135,017.07                      0.17
1996                                    3              25,285.97                      0.03
1997                                    2              12,897.58                      0.02
1998                                    8             178,198.99                      0.22
1999                                  295           8,350,223.80                     10.27
2000                                2,657          61,536,641.61                     75.65
2001                                  474          11,049,440.18                     13.58
----                                -----         --------------                    ------
Total                               3,462         $81,339,155.74                    100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

====================================================================================================================
ORIGINAL LOAN AMOUNT DISTRIBUTION -GROUP II-B

             Range of                   Number of       Aggregate Principal             % of Group II-B by
     Original Loan Amount ($)             Loans         Balance Outstanding        Outstanding Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.00 - 9,999.99                             495            $3,467,553.47                           4.26%
10,000.00 - 19,999.99                     1,141            16,275,475.77                          20.01
20,000.00 - 29,999.99                       866            20,785,960.26                          25.55
30,000.00 - 39,999.99                       498            16,840,751.75                          20.70
40,000.00 - 49,999.99                       272            11,657,725.80                          14.33
50,000.00 - 59,999.99                       122             6,286,500.42                           7.73
60,000.00 - 69,999.99                        23             1,465,651.88                           1.80
70,000.00 - 79,999.99                        15             1,108,101.31                           1.36
80,000.00 - 89,999.99                         4               324,428.47                           0.40
90,000.00 - 99,999.99                         8               690,639.05                           0.85
100,000.00 - 109,999.99                       4               413,759.97                           0.51
110,000.00 - 119,999.99                       2               227,701.89                           0.28
120,000.00 - 129,999.99                       2               240,785.82                           0.30
130,000.00 - 139,999.99                       2               263,717.03                           0.32
140,000.00 - 149,999.99                       5               696,151.30                           0.86
150,000.00 - 159,999.99                       1               157,085.95                           0.19
180,000.00 - 189,999.99                       1               183,982.99                           0.23
250,000.00 - 259,999.99                       1               253,182.61                           0.31
-----------------------                   -----           --------------                         ------
Total                                     3,462           $81,339,155.74                         100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

=============================================================================================================
INTEREST RATE DISTRIBUTION - GROUP II-B

     Range of Mortgage                               Aggregate Principal          % of Group II-B by
  Loan Interest Rates (%)        Number of Loans     Balance Outstanding     Outstanding Principal Balance
-------------------------------------------------------------------------------------------------------------
7.501 - 8.000                            11               $223,006.79                      0.27%
8.001 - 8.500                             3                 70,435.07                      0.09
8.501 - 9.000                            55              1,851,121.98                      2.28
9.001 - 9.500                            15                630,067.50                      0.77
9.501 - 10.000                           93              3,526,115.56                      4.34
10.001 - 10.500                         159              5,048,112.47                      6.21
10.501 - 11.000                         177              4,451,534.64                      5.47
11.001 - 11.500                         105              3,321,046.49                      4.08
11.501 - 12.000                         318              6,714,345.33                      8.25
12.001 - 12.500                         120              3,143,019.61                      3.86
12.501 - 13.000                         295              7,374,510.06                      9.07
13.001 - 13.500                         132              3,302,273.14                      4.06
13.501 - 14.000                         403              8,738,060.57                     10.74
14.001 - 14.500                         222              4,832,323.05                      5.94
14.501 - 15.000                         560             10,691,442.71                     13.14
15.001 - 15.500                         125              2,896,868.30                      3.56
15.501 - 16.000                         217              4,527,334.32                      5.57
16.001 - 16.500                          59              1,413,640.93                      1.74
16.501 - 17.000                         178              3,760,080.29                      4.62
17.001 - 17.500                          38                917,641.30                      1.13
17.501 - 18.000                         103              2,252,207.89                      2.77
18.001 - 18.500                          19                412,174.31                      0.51
18.501 - 19.000                          44              1,043,106.56                      1.28
19.001 - 19.500                           7                141,272.78                      0.17
19.501 - 20.000                           4                 57,414.09                      0.07
---------------                       -----            --------------                    ------
Total                                 3,462            $81,339,155.74                    100.00%


==================================================================================================================
REMAINING MONTHS TO MATURITY - GROUP II-B

                                Number of Loans
      Range of Remaining     as of the Statistical    Aggregate Principal            % of Group II-B by
      Months to Maturity       Calculation Date       Balance Outstanding       Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------------
1 - 60                                  148              $1,300,789.75                       1.60%
61 - 120                                773              11,619,196.81                      14.28
121 - 180                               831              18,246,822.17                      22.43
181 - 240                               726              16,677,430.32                      20.50
241 - 300                               980              33,317,387.71                      40.96
301 - 360                                 4                 177,528.98                       0.22
---------                             -----             --------------                     ------
Total                                 3,462             $81,339,155.74                     100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

===========================================================================================================
LIEN POSITION - GROUP II-B

                                                Aggregate Principal           % of Group II-B by
       Lien Position        Number of Loans     Balance Outstanding     Outstanding Principal Balance
-----------------------------------------------------------------------------------------------------------
First                              243             $7,845,919.73                      9.65%
Second                           2,704             60,357,936.18                     74.21
Third                              512             13,071,005.15                     16.07
Fourth                               3                 64,294.68                      0.08
------                           -----            --------------                    ------
Total                            3,462            $81,339,155.74                    100.00%


================================================================================================================
COMBINED LOAN-TO-VALUE RATIO -  GROUP II-B

      Range of Combined                              Aggregate Principal            % of Group II by
  Loan-to-Value Ratios (%)       Number of Loans     Balance Outstanding     Outstanding Principal Balance
----------------------------------------------------------------------------------------------------------------
     0.001 - 5.000                           7                $46,328.23                  0.06%
     5.001 - 10.000                         24                265,968.76                  0.33
     10.001 - 15.000                        41                476,848.64                  0.59
     15.001 - 20.000                        34                603,952.98                  0.74
     20.001 - 25.000                        58                887,472.33                  1.09
     25.001 - 30.000                        46                841,988.17                  1.04
     30.001 - 35.000                        48                777,968.50                  0.96
     35.001 - 40.000                        45                750,567.00                  0.92
     40.001 - 45.000                        60              1,391,590.76                  1.71
     45.001 - 50.000                        66              1,323,310.85                  1.63
     50.001 - 55.000                        65              1,093,902.02                  1.34
     55.001 - 60.000                        64              1,268,440.98                  1.56
     60.001 - 65.000                        90              1,886,291.70                  2.32
     65.001 - 70.000                       121              2,252,789.61                  2.77
     70.001 - 75.000                       138              3,218,468.43                  3.96
     75.001 - 80.000                       181              4,047,164.95                  4.98
     80.001 - 85.000                       188              4,446,763.10                  5.47
     85.001 - 90.000                       277              6,624,275.71                  8.14
     90.001 - 95.000                       444             10,507,383.27                 12.92
     95.001 - 100.000                      911             20,208,040.00                 24.84
     100.001 - 105.000                     389             13,312,662.37                 16.37
     105.001 - 110.000                      95              3,182,435.01                  3.91
     110.001 - 115.000                      14                549,981.29                  0.68
     115.001 - 120.000                      12                304,374.84                  0.37
     120.001 - 125.000                      44              1,070,186.24                  1.32
     -----------------                   -----            --------------                ------
     Total                               3,462            $81,339,155.74                100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

PREPAYMENT SCENARIOS

                   Scenario I   Scenario II   Scenario III   Scenario IV   Scenario V    Scenario VI   Scenario VII
                   ----------   -----------   ------------   -----------   ----------    -----------   ------------
Group I (PPC)*        0.0%          75.0%        100.0%        125.0%        150.0%        175.0%         200.0%
Group II (PPC)*       0.0%          60.0%         80.0%        100.0%        120.0%        140.0%         160.0%


Weighted Average Life Table (to call)

I-A-1A                     Scenario I    Scenario II    Scenario III    Scenario IV    Scenario V    Scenario VI   Scenario VII
                           ----------    -----------    ------------    -----------    ----------    -----------   ------------
  WAL (yrs)                   16.32          4.85           3.73           3.17           2.80           2.40          1.88
  Mod Dur (Price @100%)       9.21           3.74           3.03           2.64           2.36           2.07          1.67
  First Prin Pay            6/15/2001      6/15/2001      6/15/2001      6/15/2001      6/15/2001     6/15/2001      6/15/2001
  Maturity                  8/15/2028      3/15/2014      4/15/2011      4/15/2009     12/15/2007     12/15/2006     2/15/2006
  Prin Window (mos)            327            154            119            95             79             67            57
I-A-1
  WAL (yrs)                   8.27           1.28           1.05           0.90           0.80           0.73          0.67
  Mod Dur (Price @100%)       6.37           1.20           0.99           0.86           0.77           0.70          0.64
  First Prin Pay            6/15/2001      6/15/2001      6/15/2001      6/15/2001      6/15/2001     6/15/2001      6/15/2001
  Maturity                  8/15/2015     10/15/2003      4/15/2003     12/15/2002      9/15/2002     7/15/2002      6/15/2002
  Prin Window (mos)            171            29             23             19             16             14            13
I-A-2
  WAL (yrs)                   15.61          3.13           2.43           2.00           1.71           1.50          1.35
  Mod Dur (Price @100%)       10.31          2.81           2.22           1.85           1.59           1.41          1.27
  First Prin Pay            8/15/2015     10/15/2003      4/15/2003     12/15/2002      9/15/2002     7/15/2002      6/15/2002
  Maturity                  8/15/2018      3/15/2005      4/15/2004     10/15/2003      5/15/2003     2/15/2003     12/15/2002
  Prin Window (mos)            37             18             13             11              9             8              7
I-A-3
  WAL (yrs)                   18.94          5.14           3.95           3.00           2.41           2.08          1.84
  Mod Dur (Price @100%)       11.12          4.30           3.42           2.67           2.19           1.91          1.70
  First Prin Pay            8/15/2018      3/15/2005      4/15/2004     10/15/2003      5/15/2003     2/15/2003     12/15/2002
  Maturity                  5/15/2021      8/15/2008     11/15/2006      6/15/2005      2/15/2004     9/15/2003      6/15/2003
  Prin Window (mos)            34             42             32             21             10             8              7
I-A-4
  WAL (yrs)                   22.45          8.87           6.81           5.00           3.28           2.58          2.26
  Mod Dur (Price @100%)       11.32          6.49           5.31           4.12           2.85           2.30          2.03
  First Prin Pay            5/15/2021      8/15/2008     11/15/2006      6/15/2005      2/15/2004     9/15/2003      6/15/2003
  Maturity                  7/15/2026      3/15/2012      9/15/2009      5/15/2007      8/15/2005     2/15/2004      9/15/2003
  Prin Window (mos)            63             44             35             24             19             6              4
I-A-5
  WAL (yrs)                   27.00          12.59          9.73           7.50           5.65           3.74          2.64
  Mod Dur (Price @100%)       11.49          8.00           6.76           5.60           4.47           3.14          2.33
  First Prin Pay            7/15/2026      3/15/2012      9/15/2009      5/15/2007      8/15/2005     2/15/2004      9/15/2003
  Maturity                  8/15/2028      3/15/2014      4/15/2011      4/15/2009     12/15/2007     12/15/2006     3/15/2004
  Prin Window (mos)            26             25             20             24             29             35             7
I-IO
  WAL (yrs)                   1.71           1.71           1.71           1.71           1.71           1.71          1.71
  Mod Dur (Price @8.10%)      0.86           0.86           0.86           0.86           0.86           0.86          0.86
  First Prin Pay            1/15/2003      1/15/2003      1/15/2003      1/15/2003      1/15/2003     1/15/2003      1/15/2003
  Maturity                  1/15/2003      1/15/2003      1/15/2003      1/15/2003      1/15/2003     1/15/2003      1/15/2003
  Prin Window (mos)             1              1              1              1              1             1              1


Note: 100% PPC assumes a 4% CPR at month 1, ramping up to 20% CPR in 12 months, and remaining constant thereafter.


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

Weighted Average Life Table (to call) (continued)

I-M-1                      Scenario I    Scenario II    Scenario III    Scenario IV    Scenario V    Scenario VI   Scenario VII
                           ----------    -----------    ------------    -----------    ----------    -----------   ------------
  WAL (yrs)                   22.75          8.65           6.65           5.38           4.72           4.46          4.51
  Mod Dur (Price @100%)       10.77          6.07           5.00           4.25           3.84           3.68          3.73
  First Prin Pay            7/15/2019      9/15/2005      9/15/2004      7/15/2004      9/15/2004     12/15/2004     3/15/2005
  Maturity                  8/15/2028      3/15/2014      4/15/2011      4/15/2009     12/15/2007     12/15/2006     2/15/2006
  Prin Window (mos)            110            103            80             58             40             25            12
I-M-2
  WAL (yrs)                   22.75          8.65           6.65           5.37           4.61           4.18          3.96
  Mod Dur (Price @100%)       10.33          5.94           4.91           4.17           3.71           3.43          3.29
  First Prin Pay            7/15/2019      9/15/2005      9/15/2004      6/15/2004      7/15/2004     8/15/2004     10/15/2004
  Maturity                  8/15/2028      3/15/2014      4/15/2011      4/15/2009     12/15/2007     12/15/2006     2/15/2006
  Prin Window (mos)            110            103            80             59             42             29            17
I-B-1
  WAL (yrs)                   22.75          8.65           6.65           5.36           4.57           4.08          3.76
  Mod Dur (Price @100%)        8.98          5.51           4.62           3.95           3.51           3.22          3.03
  First Prin Pay            7/15/2019      9/15/2005      9/15/2004      6/15/2004      6/15/2004     7/15/2004      7/15/2004
  Maturity                  8/15/2028      3/15/2014      4/15/2011      4/15/2009     12/15/2007     12/15/2006     2/15/2006
  Prin Window (mos)            110            103            80             59             43             30            20


Note: 100% PPC assumes a 4% CPR at month 1, ramping up to 20% CPR in 12 months, and remaining constant thereafter.


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

Weighted Average Life Table (to call) (continued)

II-A-1A                    Scenario I    Scenario II    Scenario III    Scenario IV    Scenario V    Scenario VI   Scenario VII
                           ----------    -----------    ------------    -----------    ----------    -----------   ------------
  WAL (yrs)                   14.95          4.96           3.87           3.15           2.61           2.17          1.77
  Mod Dur (Price @100%)        8.78          3.74           3.07           2.58           2.20           1.87          1.57
  First Prin Pay            6/15/2001      6/15/2001      6/15/2001      6/15/2001      6/15/2001     6/15/2001      6/15/2001
  Maturity                  2/15/2024     11/15/2014      5/15/2012      6/15/2010      1/15/2009     12/15/2007     2/15/2007
  Prin Window (mos)            273            162            132            109            92             79            69
II-A-1
  WAL (yrs)                   5.59           1.52           1.20           1.00           0.85           0.75          0.66
  Mod Dur (Price @100%)       4.60           1.41           1.13           0.95           0.81           0.71          0.64
  First Prin Pay            6/15/2001      6/15/2001      6/15/2001      6/15/2001      6/15/2001     6/15/2001      6/15/2001
  Maturity                 12/15/2011      8/15/2004     12/15/2003      6/15/2003      2/15/2003     11/15/2002     9/15/2002
  Prin Window (mos)            127            39             31             25             21             18            16
II-A-2
  WAL (yrs)                   12.75          4.62           3.66           3.00           2.41           2.06          1.80
  Mod Dur (Price @100%)        8.67          3.91           3.18           2.66           2.18           1.89          1.66
  First Prin Pay           12/15/2011      8/15/2004     12/15/2003      6/15/2003      2/15/2003     11/15/2002     9/15/2002
  Maturity                  2/15/2016      3/15/2008     11/15/2006     11/15/2005      2/15/2005     12/15/2003     8/15/2003
  Prin Window (mos)            51             44             36             30             25             14            12
II-A-3
  WAL (yrs)                   18.62          10.40          8.50           7.07           5.99           4.77          3.51
  Mod Dur (Price @100%)        9.87           6.99          6.08           5.30           4.66           3.84          2.95
  First Prin Pay            2/15/2016      3/15/2008     11/15/2006     11/15/2005      2/15/2005     12/15/2003     8/15/2003
  Maturity                 11/15/2023     11/15/2014      5/15/2012      6/15/2010      1/15/2009     12/15/2007     2/15/2007
  Prin Window (mos)            94             81             67             56             48             49            43
II-M-1
  WAL (yrs)                   19.31          9.26           7.42           6.10           5.29           4.94          5.05
  Mod Dur (Price @100%)        9.82          6.30           5.37           4.64           4.16           3.97          4.06
  First Prin Pay           11/15/2015      1/15/2006      1/15/2005      6/15/2004     10/15/2004     2/15/2005      7/15/2005
  Maturity                  2/15/2024     11/15/2014      5/15/2012      6/15/2010      1/15/2009     12/15/2007     2/15/2007
  Prin Window (mos)            100            107            89             73             52             35            20
II-M-2
  WAL (yrs)                   19.31          9.26           7.42           6.10           5.24           4.72          4.48
  Mod Dur (Price @100%)        9.36          6.11           5.24           4.54           4.04           3.74          3.61
  First Prin Pay           11/15/2015      1/15/2006      1/15/2005      6/15/2004      8/15/2004     10/15/2004     1/15/2005
  Maturity                  2/15/2024     11/15/2014      5/15/2012      6/15/2010      1/15/2009     12/15/2007     2/15/2007
  Prin Window (mos)            100            107            89             73             54             39            26
II-B-1
  WAL (yrs)                   19.31          9.26           7.42           6.10           5.21           4.63          4.28
  Mod Dur (Price @100%)        8.34          5.69           4.93           4.30           3.84           3.53          3.33
  First Prin Pay           11/15/2015      1/15/2006      1/15/2005      6/15/2004      7/15/2004     8/15/2004      9/15/2004
  Maturity                  2/15/2024     11/15/2014      5/15/2012      6/15/2010      1/15/2009     12/15/2007     2/15/2007
  Prin Window (mos)            100            107            89             73             55             41            30


Note: 100% PPC assumes a 4% CPR at month 1, ramping up to 20% CPR in 12 months, and remaining constant thereafter.


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

Weighted Average Life Table (to maturity)

I-A-1A                     Scenario I    Scenario II    Scenario III    Scenario IV    Scenario V    Scenario VI   Scenario VII
                           ----------    -----------    ------------    -----------    ----------    -----------   ------------
  WAL (yrs)                   16.38          4.96           3.83           3.42           3.23           2.79          2.20
  Mod Dur (Price @100%)        9.22          3.78           3.08           2.77           2.60           2.31          1.88
  First Prin Pay            6/15/2001      6/15/2001      6/15/2001      6/15/2001      6/15/2001     6/15/2001      6/15/2001
  Maturity                  5/15/2030      4/15/2018      1/15/2015      2/15/2018      8/15/2015     6/15/2013      9/15/2011
  Prin Window (mos)            348            203            164            201            171           145            124
I-A-1
  WAL (yrs)                   8.27           1.28           1.05           0.90           0.80           0.73          0.67
  Mod Dur (Price @100%)       6.37           1.20           0.99           0.86           0.77           0.70          0.64
  First Prin Pay            6/15/2001      6/15/2001      6/15/2001      6/15/2001      6/15/2001     6/15/2001      6/15/2001
  Maturity                  8/15/2015     10/15/2003      4/15/2003     12/15/2002      9/15/2002     7/15/2002      6/15/2002
  Prin Window (mos)            171            29             23             19             16             14            13
I-A-2
  WAL (yrs)                   15.61          3.13           2.43           2.00           1.71           1.50          1.35
  Mod Dur (Price @100%)       10.31          2.81           2.22           1.85           1.59           1.41          1.27
  First Prin Pay            8/15/2015     10/15/2003      4/15/2003     12/15/2002      9/15/2002     7/15/2002      6/15/2002
  Maturity                  8/15/2018      3/15/2005      4/15/2004     10/15/2003      5/15/2003     2/15/2003     12/15/2002
  Prin Window (mos)            37             18             13             11              9             8              7
I-A-3
  WAL (yrs)                   18.94          5.14           3.95           3.00           2.41           2.08          1.84
  Mod Dur (Price @100%)       11.12          4.30           3.42           2.67           2.19           1.91          1.70
  First Prin Pay            8/15/2018      3/15/2005      4/15/2004     10/15/2003      5/15/2003     2/15/2003     12/15/2002
  Maturity                  5/15/2021      8/15/2008     11/15/2006      6/15/2005      2/15/2004     9/15/2003      6/15/2003
  Prin Window (mos)            34             42             32             21             10             8              7
I-A-4
  WAL (yrs)                   22.45          8.87           6.81           5.00           3.28           2.58          2.26
  Mod Dur (Price @100%)       11.32          6.49           5.31           4.12           2.85           2.30          2.03
  First Prin Pay            5/15/2021      8/15/2008     11/15/2006      6/15/2005      2/15/2004     9/15/2003      6/15/2003
  Maturity                  7/15/2026      3/15/2012      9/15/2009      5/15/2007      8/15/2005     2/15/2004      9/15/2003
  Prin Window (mos)            63             44             35             24             19             6              4
I-A-5
  WAL (yrs)                   28.16          15.89          12.81          9.20           5.85           3.74          2.64
  Mod Dur (Price @100%)       11.64           9.03           7.95          6.38           4.59           3.14          2.33
  First Prin Pay            7/15/2026      3/15/2012      9/15/2009      5/15/2007      8/15/2005     2/15/2004      9/15/2003
  Maturity                  3/15/2031     10/15/2024      2/15/2021     11/15/2017      9/15/2009     1/15/2007      3/15/2004
  Prin Window (mos)            57             152            138            127            50             36             7
I-IO
  WAL (yrs)                   1.71           1.71           1.71           1.71           1.71           1.71          1.71
  Mod Dur (Price @8.10%)      0.86           0.86           0.86           0.86           0.86           0.86          0.86
  First Prin Pay            1/15/2003      1/15/2003      1/15/2003      1/15/2003      1/15/2003     1/15/2003      1/15/2003
  Maturity                  1/15/2003      1/15/2003      1/15/2003      1/15/2003      1/15/2003     1/15/2003      1/15/2003
  Prin Window (mos)             1              1              1              1              1             1              1


Note: 100% PPC assumes a 4% CPR at month 1, ramping up to 20% CPR in 12 months, and remaining constant thereafter.


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

Weighted Average Life Table (to maturity) (continued)

I-M-1                      Scenario I    Scenario II    Scenario III    Scenario IV    Scenario V    Scenario VI   Scenario VII
                           ----------    -----------    ------------    -----------    ----------    -----------   ------------
  WAL (yrs)                   23.02          9.33           7.27           5.92           5.16           4.82          4.92
  Mod Dur (Price @100%)       10.81          6.29           5.25           4.50           4.07           3.89          3.99
  First Prin Pay            7/15/2019      9/15/2005      9/15/2004      7/15/2004      9/15/2004     12/15/2004     3/15/2005
  Maturity                  1/15/2031      5/15/2021      9/15/2018     10/15/2015      6/15/2013     7/15/2011      2/15/2010
  Prin Window (mos)            139            189            169            136            106            80            60
I-M-2
  WAL (yrs)                   23.01          9.26           7.19           5.84           5.00           4.50          4.24
  Mod Dur (Price @100%)       10.36          6.13           5.13           4.39           3.91           3.62          3.46
  First Prin Pay            7/15/2019      9/15/2005      9/15/2004      6/15/2004      7/15/2004     8/15/2004     10/15/2004
  Maturity                 10/15/2030      9/15/2020      1/15/2017      4/15/2014      2/15/2012     6/15/2010      3/15/2009
  Prin Window (mos)            136            181            149            119            92             71            54
I-B-1
  WAL (yrs)                   22.94          9.03           6.99           5.65           4.80           4.27          3.93
  Mod Dur (Price @100%)        8.99          5.61           4.73           4.07           3.62           3.32          3.13
  First Prin Pay            7/15/2019      9/15/2005      9/15/2004      6/15/2004      6/15/2004     7/15/2004      7/15/2004
  Maturity                  6/15/2030      7/15/2018      3/15/2015      7/15/2012      8/15/2010     3/15/2009      2/15/2008
  Prin Window (mos)            132            155            127            98             75             57            44


Note: 100% PPC assumes a 4% CPR at month 1, ramping up to 20% CPR in 12 months, and remaining constant thereafter.


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
--------------------------------------------------------------------------------

Weighted Average Life Table (to maturity) (continued)

II-A-1A                    Scenario I    Scenario II    Scenario III    Scenario IV    Scenario V    Scenario VI   Scenario VII
                           ----------    -----------    ------------    -----------    ----------    -----------   ------------
  WAL (yrs)                   15.34          5.45           4.32           3.55           2.95           2.47          2.04
  Mod Dur (Price @100%)        8.86          3.91           3.25           2.77           2.38           2.04          1.72
  First Prin Pay            6/15/2001      6/15/2001      6/15/2001      6/15/2001      6/15/2001     6/15/2001      6/15/2001
  Maturity                  5/15/2030      5/15/2024     11/15/2021     12/15/2019      8/15/2017     8/15/2015     12/15/2013
  Prin Window (mos)            348            276            246            223            195           171            151
II-A-1
  WAL (yrs)                   5.59           1.52           1.20           1.00           0.85           0.75          0.66
  Mod Dur (Price @100%)       4.60           1.41           1.13           0.95           0.81           0.71          0.64
  First Prin Pay            6/15/2001      6/15/2001      6/15/2001      6/15/2001      6/15/2001     6/15/2001      6/15/2001
  Maturity                 12/15/2011      8/15/2004     12/15/2003      6/15/2003      2/15/2003     11/15/2002     9/15/2002
  Prin Window (mos)            127            39             31             25             21             18            16
II-A-2
  WAL (yrs)                   12.75          4.62           3.66           3.00           2.41           2.06          1.80
  Mod Dur (Price @100%)        8.67          3.91           3.18           2.66           2.18           1.89          1.66
  First Prin Pay           12/15/2011      8/15/2004     12/15/2003      6/15/2003      2/15/2003     11/15/2002     9/15/2002
  Maturity                  2/15/2016      3/15/2008     11/15/2006     11/15/2005      2/15/2005     12/15/2003     8/15/2003
  Prin Window (mos)            51             44             36             30             25             14            12
II-A-3
  WAL (yrs)                   18.62          10.88          9.04           7.61           6.48           5.21          3.88
  Mod Dur (Price @100%)        9.87           7.15          6.29           5.55           4.91           4.08          3.17
  First Prin Pay            2/15/2016      3/15/2008     11/15/2006     11/15/2005      2/15/2005     12/15/2003     8/15/2003
  Maturity                 11/15/2023      5/15/2020      6/15/2018      5/15/2016      7/15/2014     10/15/2012     3/15/2011
  Prin Window (mos)            94             147            140            127            114           107            92
II-M-1
  WAL (yrs)                   19.69          9.94           8.09           6.71           5.83           5.41          5.46
  Mod Dur (Price @100%)        9.88          6.50           5.61           4.89           4.41           4.21          4.29
  First Prin Pay           11/15/2015      1/15/2006      1/15/2005      6/15/2004     10/15/2004     2/15/2005      7/15/2005
  Maturity                  9/15/2029     10/15/2022      8/15/2020      2/15/2018     11/15/2015     1/15/2014      6/15/2012
  Prin Window (mos)            167            202            188            165            134           108            84
II-M-2
  WAL (yrs)                   19.67          9.91           8.06           6.68           5.75           5.17          4.87
  Mod Dur (Price @100%)        9.41          6.29           5.45           4.76           4.27           3.97          3.81
  First Prin Pay           11/15/2015      1/15/2006      1/15/2005      6/15/2004      8/15/2004     10/15/2004     1/15/2005
  Maturity                  2/15/2029      9/15/2021      8/15/2019      1/15/2017      1/15/2015     3/15/2013      9/15/2011
  Prin Window (mos)            160            189            176            152            126           102            81
II-B-1
  WAL (yrs)                   19.61          9.88           8.01           6.64           5.68           5.04          4.63
  Mod Dur (Price @100%)        8.37          5.83           5.09           4.48           4.02           3.71          3.50
  First Prin Pay           11/15/2015      1/15/2006      1/15/2005      6/15/2004      7/15/2004     8/15/2004      9/15/2004
  Maturity                  2/15/2028      2/15/2021      7/15/2018     11/15/2015      1/15/2014     4/15/2012     11/15/2010
  Prin Window (mos)            148            182            163            138            115            93            75


Note: 100% PPC assumes a 4% CPR at month 1, ramping up to 20% CPR in 12 months, and remaining constant thereafter.


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.